DISCOVER FINANCIAL SERVICES										Exhibit 99.2
EARNINGS SUMMARY
(unaudited, in millions, except per share statistics)
	Quarter Ended							Twelve Months Ended
	Dec 31, 2017	Sep 30, 2017	Jun 30, 2017	Mar 31, 2017	Dec 31, 2016	Dec 31, 2017 vs. Dec 31, 2016		Dec 31, 2017	Dec 31, 2016	2017 vs. 2016
EARNINGS SUMMARY
Interest Income	$2,556	$2,476	$2,338	$2,278	$2,258	$298	13%	$9,648	$8,616	$1,032	12%
Interest Expense	436	426	400	386	366	70	19%	1,648	1,398	250	18%
Net Interest Income	2,120	2,050	1,938	1,892	1,892	228	12%	8,000	7,218	782	11%
Discount/Interchange Revenue	717	675	666	596	665	52	8%	2,654	2,497	157	6%
Rewards Cost	434	417	388	363	411	23	6%	1,602	1,442	160	11%
Discount and Interchange Revenue, net	283	258	278	233	254	29	11%	1,052	1,055	(3)	—%
Protection Products Revenue	54	55	56	58	59	(5)	(8%)	223	239	(16)	(7%)
Loan Fee Income	96	95	83	89	93	3	3%	363	343	20	6%
Transaction Processing Revenue	43	43	42	39	40	3	8%	167	155	12	8%
Other Income	18	24	22	28	20	(2)	(10%)	92	89	3	3%
Total Other Income	494	475	481	447	466	28	6%	1,897	1,881	16	1%

Revenue Net of Interest Expense	2,614	2,525	2,419	2,339	2,358	256	11%	9,897	9,099	798	9%

Provision for Loan Losses	679	674	640	586	578	101	17%	2,579	1,859	720	39%

Employee Compensation and Benefits	411	371	367	363	352	59	17%	1,512	1,379	133	10%
Marketing and Business Development	213	203	192	168	176	37	21%	776	731	45	6%
Information Processing & Communications	80	78	77	80	81	(1)	(1%)	315	339	(24)	(7%)
Professional Fees	189	163	156	147	152	37	24%	655	605	50	8%
Premises and Equipment	26	25	23	25	23	3	13%	99	95	4	4%
Other Expense	117	108	97	102	113	4	4%	424	435	(11)	(3%)
Total Other Expense	1,036	948	912	885	897	139	15%	3,781	3,584	197	5%

Income Before Income Taxes	899	903	867	868	883	16	2%	3,537	3,656	(119)	(3%)
Tax Expense	512	301	321	304	320	192	60%	1,438	1,263	175	14%
Net Income	$387	$602	$546	$564	$563	($176)	(31%)	$2,099	$2,393	($294)	(12%)

Net Income Allocated to Common Stockholders	$359	$589	$532	$551	$550	($191)	(35%)	$2,031	$2,339	($308)	(13%)

Effective Tax Rate	57.0%	33.3%	37.1%	35.0%	36.3%			40.7%	34.5%

Net Interest Margin	10.28%	10.28%	10.11%	10.07%	10.07%	21	bps	10.19%	9.99%	20	bps
Operating Efficiency	39.7%	37.5%	37.7%	37.9%	38.0%	170	bps	38.2%	39.4%	(120)	bps
ROE	14%	22%	19%	20%	20%			19%	21%
Capital Returned to Common Stockholders	$657	$667	$547	$620	$581	$76	13%	$2,491	$2,306	$185	8%
Payout Ratio	183%	113%	103%	113%	106%			123%	99%	2,400	bps

Ending Common Shares Outstanding	358	366	375	382	389	(31)	(8%)	358	389	(31)	(8%)
Weighted Average Common Shares Outstanding	362	371	379	386	392	(30)	(8%)	374	405	(31)	(8%)
Weighted Average Common Shares Outstanding (fully diluted)	362	371	379	386	393	(31)	(8%)	374	406	(32)	(8%)

PER SHARE STATISTICS
Basic EPS	$0.99	$1.59	$1.41	$1.43	$1.40	($0.41)	(29%)	$5.43	$5.77	($0.34)	(6%)
Diluted EPS	$0.99	$1.59	$1.40	$1.43	$1.40	($0.41)	(29%)	$5.42	$5.77	($0.35)	(6%)
Common Stock Price (period end)	$76.92	$64.48	$62.19	$68.39	$72.09	$4.83	7%	$76.92	$72.09	$4.83	7%
Book Value per share	$30.43	$30.56	$30.01	$29.46	$29.13	$1.30	4%	$30.43	$29.13	$1.30	4%

Note: See Glossary of Financial Terms for definitions of financial terms

DISCOVER FINANCIAL SERVICES
EARNINGS SUMMARY
(unaudited, in millions)
	Quarter Ended							Twelve Months Ended
	Dec 31, 2017	Sep 30, 2017	Jun 30, 2017	Mar 31, 2017	Dec 31, 2016	Dec 31, 2017 vs. Dec 31, 2016		Dec 31, 2017	Dec 31, 2016	2017 vs. 2016
SEGMENT- INCOME BEFORE INCOME TAXES
Direct Banking	$870	$867	$831	$824	$868	$2	—%	$3,392	$3,549	($157)	(4%)
Payment Services	29	36	36	44	15	14	93%	145	107	38	36%
Total	$899	$903	$867	$868	$883	$16	2%	$3,537	$3,656	($119)	(3%)

TRANSACTIONS PROCESSED ON NETWORKS
Discover Network	607	579	551	503	566	41	7%	2,240	2,125	115	5%
PULSE Network	1,029	996	961	870	891	138	15%	3,856	3,456	400	12%
Total	1,636	1,575	1,512	1,373	1,457	179	12%	6,096	5,581	515	9%

NETWORK VOLUME
PULSE Network	$42,386	$39,828	$38,848	$36,066	$35,554	$6,832	19%	$157,128	$138,003	$19,125	14%
Network Partners	3,280	3,811	3,461	3,661	3,235	45	1%	14,213	13,833	380	3%
Diners Club International [1]	8,373	7,989	7,800	7,382	7,334	1,039	14%	31,544	28,601	2,943	10%
Total Payment Services	54,039	51,628	50,109	47,109	46,123	7,916	17%	202,885	180,437	22,448	12%
Discover Network - Proprietary	36,267	33,576	33,342	29,859	34,029	2,238	7%	133,044	126,144	6,900	5%
Total	$90,306	$85,204	$83,451	$76,968	$80,152	$10,154	13%	$335,929	$306,581	$29,348	10%

[1] Volume is derived from data provided by licensees for Diners Club branded cards issued outside of North America and is subject to subsequent revision or amendment
Note: See Glossary of Financial Terms for definitions of financial terms

DISCOVER FINANCIAL SERVICES
BALANCE SHEET SUMMARY
(unaudited, in millions)
	Quarter Ended
	Dec 31, 2017	Sep 30, 2017	Jun 30, 2017	Mar 31, 2017	Dec 31, 2016	Dec 31, 2017 vs. Dec 31, 2016
BALANCE SHEET SUMMARY
Assets
Cash and Investment Securities	$14,955	$16,155	$14,722	$17,981	$13,766	$1,189	9%
Total Loan Receivables	84,248	80,443	77,997	75,853	77,254	6,994	9%
Allowance for Loan Losses	(2,621)	(2,531)	(2,384)	(2,264)	(2,167)	(454)	(21%)
Net Loan Receivables	81,627	77,912	75,613	73,589	75,087	6,540	9%
Premises and Equipment, net	825	800	774	750	734	91	12%
Goodwill and Intangible Assets, net	418	418	419	420	421	(3)	(1%)
Other Assets	2,262	2,323	2,229	2,055	2,300	(38)	(2%)
Total Assets	$100,087	$97,608	$93,757	$94,795	$92,308	$7,779	8%

Liabilities & Stockholders' Equity
Direct to Consumer and Affinity Deposits	$39,367	$38,703	$37,709	$37,094	$36,002	$3,365	9%
Brokered Deposits and Other Deposits	19,397	17,432	15,155	16,428	15,990	3,407	21%
Deposits	58,764	56,135	52,864	53,522	51,992	6,772	13%
Borrowings	26,326	26,737	26,438	26,823	25,443	883	3%
Accrued Expenses and Other Liabilities	4,105	3,549	3,196	3,185	3,550	555	16%
Total Liabilities	89,195	86,421	82,498	83,530	80,985	8,210	10%
Total Equity	10,892	11,187	11,259	11,265	11,323	(431)	(4%)
Total Liabilities and Stockholders' Equity	$100,087	$97,608	$93,757	$94,795	$92,308	$7,779	8%

LIQUIDITY
Liquidity Portfolio	$13,560	$13,906	$13,865	$16,213	$12,635	925	7%
Undrawn Credit Facilities [1]	35,153	33,696	31,877	30,823	30,194	4,959	16%
Total Liquidity	$48,713	$47,602	$45,742	$47,036	$42,829	$5,884	14%

[1] Excludes investments pledged to the Federal Reserve, which is included within the liquidity portfolio

Note: See Glossary of Financial Terms for definitions of financial terms

DISCOVER FINANCIAL SERVICES
BALANCE SHEET STATISTICS
(unaudited, in millions)
	Quarter Ended
	Dec 31, 2017	Sep 30, 2017	Jun 30, 2017	Mar 31, 2017	Dec 31, 2016	Dec 31, 2017 vs. Dec 31, 2016
BALANCE SHEET STATISTICS
Total Common Equity	$10,329	$10,627	$10,699	$10,705	$10,763	($434)	(4%)
Total Common Equity/Total Assets	10.3%	10.9%	11.4%	11.3%	11.7%
Total Common Equity/Net Loans	12.7%	13.6%	14.2%	14.5%	14.3%

Tangible Assets	$99,669	$97,190	$93,338	$94,375	$91,887	$7,782	8%
Tangible Common Equity [1]	$9,911	$10,209	$10,280	$10,285	$10,342	($431)	(4%)
Tangible Common Equity/Tangible Assets [1]	9.9%	10.5%	11.0%	10.9%	11.3%
Tangible Common Equity/Net Loans [1]	12.1%	13.1%	13.6%	14.0%	13.8%
Tangible Common Equity per share [1]	$27.69	$27.89	$27.40	$26.90	$26.60	$1.09	4%

REGULATORY CAPITAL RATIOS	Basel III Transition
Total Risk Based Capital Ratio	13.8%	14.7%	15.2%	15.7%	15.5%
Tier 1 Risk Based Capital Ratio	12.3%	13.2%	13.7%	14.1%	13.9%
Tier 1 Leverage Ratio	10.8%	11.4%	11.8%	11.8%	12.3%
Common Equity Tier 1 Capital Ratio	11.6%	12.5%	13.0%	13.4%	13.2%
	Basel III Fully Phased-in
Common Equity Tier 1 Capital Ratio [2]	11.6%	12.5%	13.0%	13.4%	13.2%

RATIO OF EARNINGS TO FIXED CHARGES
Ratio of Earnings to Fixed Charges [3,4]	3.2	3.2	3.2	3.3	3.6

[1]   Tangible Common Equity ("TCE") is a non-GAAP measure. The Company believes TCE is a more meaningful measure to investors of the net asset value of the Company. For corresponding reconciliation of TCE to a GAAP financial measure see Reconciliation of GAAP to non-GAAP data schedule

[2] Common Equity Tier 1 Capital Ratio (Basel III Fully Phased-in) is calculated using Basel III Fully Phased-in Common Equity Tier 1 Capital, a non-GAAP measure. The Company believes that the Common Equity Tier 1 Capital Ratio based on Fully Phased-in Basel III rules is an important complement to the existing capital ratios and for comparability to other financial institutions. For the corresponding reconciliation of Common Equity Tier 1 Capital and Risk Weighted Assets calculated under Fully Phased-in Basel III rules to Common Equity Tier 1 Capital and Risk Weighted Assets calculated under Basel III transition rules see the Reconciliation of GAAP to non-GAAP data schedule

[3] Fixed charges are the sum of interest expense, amortized premiums, discounts and capitalized expenses related to indebtedness and an estimate of interest within rental expense

[4] The Ratio of Earnings to Fixed Charges is a year-to-date statistic. The periods reported reflect the twelve months ended December 31, 2017, the nine months ended September 30, 2017, the six months ended June 30, 2017, the three months ended March 31, 2017, and the twelve months ended December 31, 2016

Note: See Glossary of Financial Terms for definitions of financial terms.

DISCOVER FINANCIAL SERVICES
AVERAGE BALANCE SHEET
(unaudited, in millions)
	Quarter Ended
	Dec 31, 2017	Sep 30, 2017	Jun 30, 2017	Mar 31, 2017	Dec 31, 2016	Dec 31, 2017 vs. Dec 31, 2016
AVERAGE BALANCES
Assets
Cash and Investment Securities	$15,290	$14,547	$14,616	$15,424	$13,567	$1,723	13%
Restricted Cash	276	848	559	819	473	(197)	(42%)
Credit Card Loans	64,791	62,647	60,700	60,122	59,121	5,670	10%
Private Student Loans	9,158	8,986	9,020	9,197	8,954	204	2%
Personal Loans	7,455	7,208	6,820	6,582	6,425	1,030	16%
Other Loans	398	348	314	284	275	123	45%
Total Loans	81,802	79,189	76,854	76,185	74,775	7,027	9%
Total Interest Earning Assets	97,368	94,584	92,029	92,428	88,815	8,553	10%
Allowance for Loan Losses	(2,530)	(2,379)	(2,262)	(2,166)	(2,021)	(509)	(25%)
Other Assets	4,252	4,192	4,147	4,166	4,162	90	2%
Total Assets	$99,090	$96,397	$93,914	$94,428	$90,956	$8,134	9%

Liabilities and Stockholders' Equity
Direct to Consumer and Affinity Deposits	$38,807	$37,900	$36,956	$36,316	$35,396	$3,411	10%
Brokered Deposits and Other Deposits	18,244	16,192	15,600	16,242	14,355	3,889	27%
Total Interest-bearing Deposits	57,051	54,092	52,556	52,558	49,751	7,300	15%
Short-term Borrowings	2	1	2	1	1	1	100%
Securitized Borrowings	16,676	17,206	16,141	16,960	16,817	(141)	(1%)
Other Long-term Borrowings	9,768	9,721	9,979	9,600	9,042	726	8%
Total Interest-bearing Liabilities	83,497	81,020	78,678	79,119	75,611	7,886	10%
Other Liabilities & Stockholders' Equity	15,593	15,377	15,236	15,309	15,345	248	2%
Total Liabilities and Stockholders' Equity	$99,090	$96,397	$93,914	$94,428	$90,956	$8,134	9%

AVERAGE RATES
Assets
Cash and Investment Securities	1.34%	1.31%	1.12%	0.90%	0.72%	62	bps
Restricted Cash	1.34%	1.15%	0.89%	0.70%	0.37%	97	bps
Credit Card Loans	12.79%	12.83%	12.66%	12.65%	12.62%	17	bps
Private Student Loans	7.69%	7.56%	7.45%	7.29%	7.06%	63	bps
Personal Loans	12.27%	12.33%	12.22%	12.18%	12.09%	18	bps
Other Loans	5.66%	5.56%	5.59%	5.39%	4.88%	78	bps
Total Loans	12.14%	12.15%	11.98%	11.94%	11.88%	26	bps
Total Interest Earning Assets	10.41%	10.39%	10.19%	9.99%	10.12%	29	bps

Liabilities and Stockholders' Equity
Direct to Consumer and Affinity Deposits	1.44%	1.37%	1.29%	1.25%	1.26%	18	bps
Brokered Deposits and Other Deposits	2.12%	2.12%	2.07%	1.98%	1.93%	19	bps
Total Interest-bearing Deposits	1.65%	1.59%	1.52%	1.48%	1.45%	20	bps
Short-term Borrowings	1.31%	1.33%	1.06%	0.67%	0.60%	71	bps
Securitized Borrowings	2.19%	2.37%	2.31%	2.17%	2.09%	10	bps
Other Long-term Borrowings	4.30%	4.30%	4.36%	4.38%	4.26%	4	bps
Total Interest-bearing Liabilities	2.07%	2.08%	2.04%	1.98%	1.93%	14	bps

Net Interest Margin	10.28%	10.28%	10.11%	10.07%	10.07%	21	bps
Net Yield on Interest-earning Assets	8.64%	8.60%	8.44%	8.30%	8.47%	17	bps

Note: See Glossary of Financial Terms for definitions of financial terms

DISCOVER FINANCIAL SERVICES
LOAN STATISTICS
(unaudited, in millions)
	Quarter Ended							Twelve Months Ended
	Dec 31, 2017	Sep 30, 2017	Jun 30, 2017	Mar 31, 2017	Dec 31, 2016	Dec 31, 2017 vs. Dec 31, 2016		Dec 31, 2017	Dec 31, 2016	2017 vs. 2016
TOTAL LOAN RECEIVABLES
Ending Loans [1,2]	$84,248	$80,443	$77,997	$75,853	$77,254	$6,994	9%	$84,248	$77,254	$6,994	9%
Average Loans [1,2]	$81,802	$79,189	$76,854	$76,185	$74,775	$7,027	9%	$78,525	$72,280	$6,245	9%

Interest Yield	12.14%	12.15%	11.98%	11.94%	11.88%	26	bps	12.06%	11.78%	28	bps
Gross Principal Charge-off Rate	3.45%	3.26%	3.36%	3.25%	2.91%	54	bps	3.33%	2.81%	52	bps
Gross Principal Charge-off Rate excluding PCI Loans [3]	3.54%	3.35%	3.47%	3.37%	3.02%	52	bps	3.43%	2.93%	50	bps
Net Principal Charge-off Rate	2.85%	2.63%	2.71%	2.60%	2.31%	54	bps	2.70%	2.16%	54	bps
Net Principal Charge-off Rate excluding PCI Loans [3]	2.92%	2.71%	2.79%	2.69%	2.39%	53	bps	2.78%	2.24%	54	bps
Delinquency Rate (over 30 days) excluding PCI Loans [3]	2.20%	2.05%	1.93%	1.97%	1.97%	23	bps	2.20%	1.97%	23	bps
Delinquency Rate (over 90 days) excluding PCI Loans [3]	0.99%	0.91%	0.88%	0.92%	0.87%	12	bps	0.99%	0.87%	12	bps
Gross Principal Charge-off Dollars	$711	$651	$645	$611	$548	$163	30%	$2,618	$2,034	$584	29%
Net Principal Charge-off Dollars	$583	$527	$520	$489	$435	$148	34%	$2,119	$1,561	$558	36%
Net Interest and Fee Charge-off Dollars	$119	$107	$110	$106	$94	$25	27%	$442	$344	$98	28%
Loans Delinquent Over 30 Days [3]	$1,806	$1,605	$1,457	$1,445	$1,469	$337	23%	$1,806	$1,469	$337	23%
Loans Delinquent Over 90 Days [3]	$815	$709	$667	$675	$652	$163	25%	$815	$652	$163	25%

Allowance for Loan Loss (period end)	$2,621	$2,531	$2,384	$2,264	$2,167	$454	21%	$2,621	$2,167	$454	21%
Reserve Change Build/ (Release) [4]	$96	$147	$120	$97	$143	($47)		$460	$298	$162
Reserve Rate	3.11%	3.15%	3.06%	2.98%	2.80%	31	bps	3.11%	2.80%	31	bps
Reserve Rate Excluding PCI Loans [3]	3.15%	3.20%	3.11%	3.04%	2.86%	29	bps	3.15%	2.86%	29	bps

CREDIT CARD LOANS
Ending Loans	$67,291	$63,475	$61,797	$59,757	$61,522	$5,769	9%	$67,291	$61,522	$5,769	9%
Average Loans	$64,791	$62,647	$60,700	$60,122	$59,121	$5,670	10%	$62,079	$57,238	$4,841	8%

Interest Yield	12.79%	12.83%	12.66%	12.65%	12.62%	17	bps	12.74%	12.50%	24	bps
Gross Principal Charge-off Rate	3.73%	3.53%	3.71%	3.61%	3.19%	54	bps	3.65%	3.12%	53	bps
Net Principal Charge-off Rate	3.03%	2.80%	2.94%	2.84%	2.47%	56	bps	2.91%	2.34%	57	bps
Delinquency Rate (over 30 days)	2.28%	2.14%	2.00%	2.06%	2.04%	24	bps	2.28%	2.04%	24	bps
Delinquency Rate (over 90 days)	1.12%	1.02%	0.98%	1.03%	0.97%	15	bps	1.12%	0.97%	15	bps
Gross Principal Charge-off Dollars	$612	$555	$561	$535	$474	$138	29%	$2,263	$1,786	$477	27%
Net Principal Charge-off Dollars	$496	$439	$445	$422	$369	$127	34%	$1,802	$1,343	$459	34%
Loans Delinquent Over 30 Days	$1,532	$1,359	$1,237	$1,233	$1,252	$280	22%	$1,532	$1,252	$280	22%
Loans Delinquent Over 90 Days	$751	$646	$603	$616	$597	$154	26%	$751	$597	$154	26%

Allowance for Loan Loss (period end)	$2,147	$2,091	$1,980	$1,892	$1,790	$357	20%	$2,147	$1,790	$357	20%
Reserve Change Build/ (Release)	$56	$111	$88	$102	$129	($73)		$357	$236	$121
Reserve Rate	3.19%	3.29%	3.21%	3.17%	2.91%	28	bps	3.19%	2.91%	28	bps

Total Discover Card Volume	$38,574	$35,581	$35,297	$32,406	$35,440	$3,134	9%	$141,858	$132,324	$9,534	7%
Discover Card Sales Volume	$35,339	$32,161	$32,172	$29,134	$32,486	$2,853	9%	$128,806	$121,423	$7,383	6%
Rewards Rate	1.23%	1.30%	1.20%	1.25%	1.26%	(3)	bps	1.24%	1.19%	5	bps
1 Total Loans includes Home Equity and other loans

2 Purchased Credit Impaired ("PCI") loans are loans that were acquired in which a deterioration in credit quality occurred between the origination date and the acquisition date. These loans were initially recorded at fair value and accrete interest income over the estimated lives of the loans as long as cash flows are reasonably estimable, even if the loans are contractually past due. PCI loans are private student loans and are included in total loan receivables

3 Excludes PCI loans (described above) which are accounted for on a pooled basis. Since a pool is accounted for as a single asset with a single composite interest rate and aggregate expectation of cash flows, the past-due status of a pool, or that of the individual loans within a pool, is not meaningful. Because the Company is recognizing interest income on a pool of loans, it is all considered to be performing

4 Allowance for loan loss includes the net change in reserves on PCI pools having no remaining non-accretable difference which does not impact the reserve change build/(release) in provision for loan losses

Note: See Glossary of Financial Terms for definitions of financial terms

DISCOVER FINANCIAL SERVICES
LOAN STATISTICS
(unaudited, in millions)
	Quarter Ended							Twelve Months Ended
	Dec 31, 2017	Sep 30, 2017	Jun 30, 2017	Mar 31, 2017	Dec 31, 2016	Dec 31, 2017 vs. Dec 31, 2016		Dec 31, 2017	Dec 31, 2016	2017 vs. 2016
PRIVATE STUDENT LOANS
Ending Loans	$9,160	$9,200	$8,916	$9,138	$8,977	$183	2%	$9,160	$8,977	$183	2%
Ending PCI Loans [1]	$2,084	$2,202	$2,322	$2,449	$2,584	($500)	(19%)	$2,084	$2,584	($500)	(19%)

Interest Yield	7.69%	7.56%	7.45%	7.29%	7.06%	63	bps	7.50%	7.09%	41	bps
Net Principal Charge-off Rate	1.03%	1.14%	0.85%	0.60%	1.00%	3	bps	0.90%	0.75%	15	bps
Net Principal Charge-off Rate excluding PCI Loans [2]	1.34%	1.52%	1.15%	0.83%	1.42%	(8)	bps	1.21%	1.10%	11	bps
Delinquency Rate (over 30 days) excluding PCI Loans [2]	2.35%	2.14%	2.12%	2.04%	2.22%	13	bps	2.35%	2.22%	13	bps

Reserve Rate	1.77%	1.77%	1.78%	1.70%	1.74%	3	bps	1.77%	1.74%	3	bps
Reserve Rate excluding PCI Loans [2]	1.89%	1.89%	1.91%	1.80%	1.91%	(2)	bps	1.89%	1.91%	(2)	bps

PERSONAL LOANS
Ending Loans	$7,374	$7,397	$6,955	$6,663	$6,481	$893	14%	$7,374	$6,481	$893	14%

Interest Yield	12.27%	12.33%	12.22%	12.18%	12.09%	18	bps	12.25%	12.19%	6	bps
Net Principal Charge-off Rate	3.62%	3.19%	3.18%	3.16%	2.70%	92	bps	3.30%	2.55%	75	bps
Delinquency Rate (over 30 days)	1.40%	1.27%	1.14%	1.12%	1.12%	28	bps	1.40%	1.12%	28	bps

Reserve Rate	4.08%	3.63%	3.38%	3.10%	3.09%	99	bps	4.08%	3.09%	99	bps

[1] Purchased Credit Impaired ("PCI") loans are loans that were acquired in which a deterioration in credit quality occurred between the origination date and the acquisition date. These loans were initially recorded at fair value and accrete interest income over the estimated lives of the loans as long as cash flows are reasonably estimable, even if the loans are contractually past due. PCI loans are private student loans and are included in total loan receivables

[2] Excludes PCI loans (described above) which are accounted for on a pooled basis. Since a pool is accounted for as a single asset with a single composite interest rate and aggregate expectation of cash flows, the past-due status of a pool, or that of the individual loans within a pool, is not meaningful. Because the Company is recognizing interest income on a pool of loans, it is all considered to be performing

Note: See Glossary of Financial Terms for definitions of financial terms

DISCOVER FINANCIAL SERVICES
SEGMENT RESULTS
(unaudited, in millions)
	Quarter Ended							Twelve Months Ended
	Dec 31, 2017	Sep 30, 2017	Jun 30, 2017	Mar 31, 2017	Dec 31, 2016	Dec 31, 2017 vs. Dec 31, 2016		Dec 31, 2017	Dec 31, 2016	2017 vs. 2016
DIRECT BANKING
Interest Income	$2,556	$2,476	$2,338	$2,278	$2,258	$298	13%	$9,648	$8,616	$1,032	12%
Interest Expense	436	426	400	386	366	70	19%	1,648	1,398	250	18%
Net Interest Income	2,120	2,050	1,938	1,892	1,892	228	12%	8,000	7,218	782	11%
Other Income	423	401	408	375	401	22	5%	1,607	1,611	(4)	—%
Revenue Net of Interest Expense	2,543	2,451	2,346	2,267	2,293	250	11%	9,607	8,829	778	9%
Provision for Loan Losses	678	675	639	594	579	99	17%	2,586	1,858	728	39%
Total Other Expense	995	909	876	849	846	149	18%	3,629	3,422	207	6%
Income Before Income Taxes	$870	$867	$831	$824	$868	$2	—%	$3,392	$3,549	($157)	(4%)

Net Interest Margin	10.28%	10.28%	10.11%	10.07%	10.07%	21	bps	10.19%	9.99%	20	bps
Pretax Return on Loan Receivables	4.22%	4.35%	4.34%	4.39%	4.62%	(40)	bps	4.32%	4.91%	(59)	bps

Allowance for Loan Loss (period end)	$2,613	$2,525	$2,377	$2,258	$2,151	$462	21%	$2,613	$2,151	$462	21%
Reserve Change Build/ (Release) [1]	$94	$148	$119	$107	$144	($50)		$468	$300	$168

PAYMENT SERVICES
Interest Income	$—	$—	$—	$—	$—	$—	NM	$—	$—	$—	NM
Interest Expense	—	—	—	—	—	—	NM	—	—	—	NM
Net Interest Income	—	—	—	—	—	—	NM	—	—	—	NM
Other Income	71	74	73	72	65	6	9%	290	270	20	7%
Revenue Net of Interest Expense	71	74	73	72	65	6	9%	290	270	20	7%
Provision for Loan Losses	1	(1)	1	(8)	(1)	2	(200%)	(7)	1	(8)	NM
Total Other Expense	41	39	36	36	51	(10)	(20%)	152	162	(10)	(6%)
Income Before Income Taxes	$29	$36	$36	$44	$15	$14	93%	$145	$107	$38	36%

1 Allowance for loan loss includes the net change in reserves on PCI pools having no remaining non-accretable difference which does not impact the reserve change build/(release) in provision for loan losses

Note: See Glossary of Financial Terms for definitions of financial terms

DISCOVER FINANCIAL SERVICES
GLOSSARY OF FINANCIAL TERMS

Book Value per share represents total equity divided by ending common shares outstanding

Capital Returned to Common Stockholders represents common stock dividends declared plus treasury share repurchases minus common stock issued under employee benefit plans and stock based compensation

Common Equity Tier 1 Capital Ratio (Basel III transition) represents common equity tier 1 capital divided by risk weighted assets calculated under Basel III rules subject to transition provisions

Common Equity Tier 1 Capital Ratio (Basel III fully phased-in) represents fully phased-in common equity tier 1 capital divided by risk weighted assets under fully phased-in Basel III rules. The Common Equity Tier 1 Capital Ratio (Basel III fully phased-in) is calculated using Basel III fully phased-in common equity tier 1 capital, a non-GAAP measure. The Company believes that the common equity tier 1 capital ratio based on fully phased-in Basel III rules is an important complement to the existing capital ratios and for comparability to other financial institutions. For the corresponding reconciliation of common equity tier 1 capital and risk weighted assets calculated under fully phased-in Basel III rules to common equity tier 1 capital and risk weighted assets calculated under Basel III transition rules see the Reconciliation of GAAP to non-GAAP data schedule

Delinquency Rate (Over 30 Days) represents loans delinquent over thirty days divided by ending loans (total or respective loans, as appropriate)

Delinquency Rate (Over 90 Days) represents loans delinquent over ninety days divided by ending loans (total or respective loans, as appropriate)

Discover Card Sales Volume represents Discover card activity related to net sales

Discover Card Volume represents Discover card activity related to net sales, balance transfers, cash advances and other activity

Discover Network Proprietary Volume represents gross proprietary sales volume on the Discover Network

Earnings Per Share represents net income allocated to common stockholders divided by the weighted average common shares outstanding

Effective Tax Rate represents tax expense divided by income before income taxes

Gross Principal Charge-off Rate represents gross principal charge-off dollars (annualized) divided by average loans for the reporting period

Interest Yield represents interest income on loan receivables (annualized) divided by average loans for the reporting period

Liquidity Portfolio represents cash and cash equivalents (excluding cash-in-process) and other investments

Net Income Allocated to Common Stockholders represents net income less (i) dividends and accretion of discount on shares of preferred stock and (ii) income allocated to participating securities

Net Interest Margin represents net interest income (annualized) divided by average total loans for the period.

Net Principal Charge-off Rate represents net principal charge-off dollars (annualized) divided by average loans for the reporting period

Operating Efficiency represents total other expense divided by revenue net of interest expense

Payout Ratio represents capital returned to common stockholders divided by net income allocated to common stockholders

Pretax Return on Loan Receivables represents income before income taxes (annualized) divided by total average loans for the period

Proprietary Network Volume represents gross proprietary sales volume on the Discover Network

Ratio of Earnings to Fixed Charges is a year-to-date statistic and represents income before income tax expense and fixed charges divided by fixed charges for the reporting period. Fixed charges are the sum of interest expense, amortized premiums, discounts and capitalized expenses related to indebtedness and an estimate of interest within rental expense for the reporting period

Regulatory Capital Ratios are regulatory measures used to evaluate capital adequacy. Under Basel III, for a Bank Holding Company to be considered "well-capitalized," total risk-based and tier 1 risk-based capital ratios of 10% and 6% respectively must be maintained. Under Basel III, to meet the regulatory minimum a Bank Holding Company must maintain total risk-based, tier 1 risk-based, tier 1 leverage, and common equity tier 1 ratios of 8%, 6%, 4%, and 4.5% respectively. As of January 1, 2015 regulatory capital ratios are calculated under Basel III rules subject to transition provisions. Total Risk Based Capital Ratio represents total capital divided by risk-weighted assets. Tier 1 Capital Ratio represents tier 1 capital divided by risk-weighted assets. Tier 1 Leverage Ratio represents tier 1 capital divided by average total assets. The Tier 1 Common Capital Ratio has been replaced by the Common Equity Tier 1 Ratio under Basel III

Reserve Rate represents the allowance for loan losses divided by total loans

Return on Equity represents net income (annualized) divided by average total equity for the reporting period

Rewards Rate represents rewards cost divided by Discover Card sales volume

Tangible Assets represents total assets less goodwill and intangibles

Tangible Common Equity ("TCE"), a non-GAAP financial measure, represents total common equity less goodwill and intangibles. The Company believes TCE is a more meaningful measure to investors of the net asset value of the Company. For corresponding reconciliation of TCE to a GAAP financial measure, see Reconciliation of GAAP to Non-GAAP data schedule

Tangible Common Equity/Net Loans, a non-GAAP measure, represents total common equity less goodwill and intangibles divided by total loans less the allowance for loan loss (period end)

Tangible Common Equity per Share, a non-GAAP measure, represents total common equity less goodwill and intangibles divided by ending common shares outstanding

Tangible Common Equity/Tangible Assets, a non-GAAP measure, represents total common equity less goodwill and intangibles divided by total assets less goodwill and intangibles

Total Volume represents the transaction dollar volume from the PULSE network, Network Partners, Diners Club and proprietary Discover Network

Undrawn Credit Facilities represents asset-backed conduit funding facilities and Federal Reserve discount window (excluding investments pledged to the Federal Reserve, which are included within the liquidity investment portfolio)

DISCOVER FINANCIAL SERVICES
RECONCILIATION OF GAAP TO NON-GAAP DATA
(unaudited, in millions)
	Quarter Ended
	Dec 31, 2017	Sep 30, 2017	Jun 30, 2017	Mar 31, 2017	Dec 31, 2016
GAAP Total Common Equity	$10,329	$10,627	$10,699	$10,705	$10,763
Less: Goodwill	(255)	(255)	(255)	(255)	(255)
Less: Intangibles	(163)	(163)	(164)	(165)	(166)
Tangible Common Equity [1]	$9,911	$10,209	$10,280	$10,285	$10,342

Common Equity Tier 1 Capital (Basel III Transition)	$10,114	$10,419	$10,492	$10,501	$10,592
Adjustments Related To Capital Components During Transition [2]	(27)	(25)	(25)	(26)	(52)
Common Equity Tier 1 Capital (Basel III Fully Phased-in)	$10,087	$10,394	$10,467	$10,475	$10,540

Common Equity Tier 1 Capital Ratio (Basel III Transition)	11.6%	12.5%	13.0%	13.4%	13.2%
Common Equity Tier 1 Capital Ratio (Basel III Fully Phased-in) [3]	11.6%	12.5%	13.0%	13.4%	13.2%

GAAP Book Value Per Share	$30.43	$30.56	$30.01	$29.46	$29.13
Less: Goodwill	(0.72)	(0.69)	(0.68)	(0.67)	(0.67)
Less: Intangibles	(0.45)	(0.45)	(0.44)	(0.43)	(0.42)
Less: Preferred Stock	(1.57)	(1.53)	(1.49)	(1.46)	(1.44)
Tangible Common Equity Per Share	$27.69	$27.89	$27.40	$26.90	$26.60

[1] Tangible Common Equity ("TCE"), a non-GAAP financial measure, represents common equity less goodwill and intangibles. A reconciliation of TCE to common equity, a GAAP financial measure, is shown above. Other financial services companies may also use TCE and definitions may vary, so users of this information are advised to exercise caution in comparing TCE of different companies. TCE is included because management believes that common equity excluding goodwill and intangibles is a more meaningful measure to investors of the true net asset value of the Company

[2] Adjustments related to capital components for fully phased-in Basel III include the phase-in of the intangible asset exclusion

[3]  Common Equity Tier 1 Capital Ratio (Basel III Fully Phased-in) is calculated using Common Equity Tier 1 Capital (Basel III Fully Phased-in), a non-GAAP measure, divided by Risk Weighted Assets (Basel III Fully Phased-in)

Note: See Glossary of Financial Terms for definitions of financial terms